Exhibit 99.1

Investor Presentation September 2012

Equity Lifestyle Properties, Inc.

Two North Riverside Plaza

Chicago, IL 60606

Equity LifeStyle Properties

Forward-Looking Statements

This presentation includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding the Company’s expectations, goals or intentions regarding the future, and the expected effect of the recent acquisitions on the Company. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited toThese to: the Company’s ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and its success in acquiring new customers at its Properties (including those that it may acquire);

the Company’s ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that the Company may acquire;

the Company’s ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

the Company’s assumptions about rental and home sales markets;

the Company’s assumptions and guidance concerning 2012 estimated net income and funds from operations;

the Company’s ability to manage counterparty risk;

in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options, including site-built single-family housing;

impact of government intervention to stabilize site-built single family housing and not manufactured housing;

effective integration of the recent acquisitions and the Company’s estimates regarding the future performance of the recent acquisitions; 2 unanticipated costs or unforeseen liabilities associated with the recent acquisitions;

ability to obtain financing or refinance existing debt on favorable terms or at all;

the effect of interest rates;

the dilutive effects of issuing additional securities;

the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;” and other risks indicated from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

Equity LifeStyle Properties

Real Estate

3

Equity LifeStyle Properties

ELS Property Locations

4

Equity LifeStyle Properties

One of the nation’s largest real estate networks with 382 properties containing over

141,000 sites in 32 states and British Columbia ELS Overview

ELS has a unique business model

ELS owns the land

Leases individual developed sites to customers

Customers own the units they place on the sites

ELS site composition

Over 93% of property operating revenue is from annual revenue streams (1)

75,600 manufactured or resort home sites

5

Note:

1) See page 22 for details.

65,500 sites for resort cottages (park models) and recreational vehicles

• Includes 46,000 sites primarily rented on an annual basis

ELS’s rent position is prime

Over 1,000,000 customer contacts

Equity LifeStyle Properties

ELS Investment Highlights

Well Located Real Estate

>80 properties with lake, river or ocean frontag frontage

>100 properties within 10 miles of coastal United States

Property locations are strongly correlated with population migration

Financial Performance and Fundamentals

Strong Long Term Performance

Long Term Predictable Cash Flows

Balance Sheet Flexibility

Favorable Customer Demographics

Baby Boomers

Active adults and RV owners / Outdoor enthusiasts

Seasoned Management Team

6

Equity LifeStyle Properties

Property Location Shift (1)(2)(3)(4)

Top 5 New Acquisition States: +226 properties; +15.4% population growth All Disposition States: -13 properties; +6.4% population growth

122

Properties currently on the west coast (5) 66 properties currently on the east coast (5)

7

+ properties since IPO

- properties since IPO

Notes:

1) Source: US Census Bureau, 2010.

2) Population change is from 2000 – 2010.

3) Top 5 additional states are FL, CA, AZ, TX, and WA.

4) Canada not included.

5) West coast = AZ, CA, NV, OR, WA and British Columbia. East coast = CT, DE, MA, MD, ME, NC, NH, NJ, NY, PA, SC, and VA.

134 properties

currently

in FL & TX

Equity LifeStyle Properties

Real Estate

Primary investment is in land; the appreciating component of real estate in the De Anza Santa Cruz—Santa Cruz, CA long run

Lower maintenance costs/customer turnover costs than other forms of real estate

High quality real estate

Asset scarcity

High barriers to entry

Retirement and vacation destinations

Colony Cove—Ellenton, FL

Award winning properties

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Equity LifeStyle Properties

Manufactured Home Community

Colony Cove—Ellenton, FL

Equity LifeStyle Properties

Manufactured Home Community

Contempo Marin—San Rafael, CA

Equity LifeStyle Properties

Manufactured Home Community

De Anza Santa Cruz—Santa Cruz, CA

Equity LifeStyle Properties

Manufactured Home Community

Mariner’s Cove—Lewes, DE

Equity LifeStyle Properties

RV Resort

Viewpoint—Mesa, AZ

Equity LifeStyle Properties

RV Resort

Sunshine Key RV Resort & Marina—The Florida Keys

Equity LifeStyle Properties

Financial Performance

Equity LifeStyle Properties

Track Record

Item	IPOYear - 1993	2012
Properties	41	382
Sites	12,312	141,076
States	16	32
FFO Per Share (1)	$0.94	$4.54
Common Stock Price (2)	$12.88	$68.76
Enterprise Value (3)	$296 million	$5.6 billion
Dividend Paid Cumulative (4)	-	$30.07
Cumulative Total Return (5)	-	1,240%
S&P 500 Total Return (5)	-	366%

Notes:

1) See page 43 for definition of FFO. 1993 amount was determined from amounts presented in the 1996 Form 10-K. FFO in the 1996 Form 10-K is presented in accordance with NAREIT’s definition of FFO established in March 1995. 2012 amount is the midpoint of the estimated 2012 FFO per share range of $4.44 to $4.64 disclosed in the Second Quarter 2012 Supplemental Operating and Financial Information furnished with the SEC as Exhibit 99.2 to the Form 8-K filed on July 17, 2012 (the “Supplemental Package”). On August 9, 2012, the Company announced an offer to acquire all of the 8 million shares of its 8.034% Series A Shares in exchange for (i) one newly issued depository share (each a “Depository Share”) representing 1/100th of a share of its newly created 6.75% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (each a “Series C Share”) with a liquidation value equal to $25.00 per Depository Share, plus (ii) cash in an amount equal to the amount of unpaid dividends accrued on such tendered Series A Share through and including the expiration date of the offer. The Company’s guidance assumes all the Series A Shares remain outstanding for the year ended December 31, 2012 and includes no assumptions about the outcome of the offer. 2) The 1993 stock price is split-adjusted; the 2012 price is the closing price as of August 31, 2012. 3) 2012 amount is as of June 30, 2012. See page 27. 4) Source: SNL Financial. Includes dividends paid from IPO date of February 25, 1993 through August 31, 2012. 5) Source: SNL Financial from IPO through August 31, 2012 (calculation assumes common dividend reinvestment).16

Equity LifeStyle Properties

Total Return Performance (1)

ELS total return has

40 60 80

Total Return (%)

5	Year -Total Return Performance

outperformed both the S&P 500 and other REIT’s for both the last 5 and 10 years

ELS announced

-80 -60 -40 -20 0 20July-07 July-08 July-09 July-10 July-11July-12 ELS (+77%) SNL US REIT Equity (+31%) (2) S&P 500 (+6%) 200 250

10 Year -Total Return Performance

2012 dividend is 17% higher than 2011

Notes: Source: SNL Financial. 1) Total return calculation assumes dividend reinvestment. 2) SNL US REIT Equity : Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Equity REITs in SNL’s coverage universe. -50 0 50 100 150 July-02 July-03 July-04 July-05 July-06 July-07 July-08 July-09 July-10 July-11 July-12 Total Return (%) ELS (+230%) SNL US REIT Equity (+200%) (2) S&P 500 (+85%)

Equity LifeStyle Properties

Consistent Same Store NOI Growth and Outperformance Q3 1998 – Q2 2012 (1) Same Store NOI Averages: 9.0% 9.5% 10.0% REIT Industry ELS Industry Average—2.3% ELS Average—3.8% Apartments Average—2.3% ELS has maintained positive same store NOI growth all quarters since at least Q3 ‘98 ELS 3.8% REIT’s 2.3% Apartments 2.3%

-0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 18 Note:

1) Source for Same Store NOI data: Citi Investment Research, August 2012. Earliest quarter collected by Citi is third quarter of 1998. “REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multi family, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty.

-3.5% -3.0% -2.5% -2.0% -1.5% -1.0% 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Equity LifeStyle Properties

ELS vs. Multifamily

Same Store NOI Indexed Growth (1) ELS compounded Same Store NOI growth rates

$165

Same Store NOI Indexed Growth significantly

outperformed the REIT Multifamily industry since 1999

$115 $120 $125 $130 $135 $140 $145 $150 $155 $160

FFO Multiples

ELS Multifamily 1996 – 2001(3) 12.9x 11.0x

Notes:

1) Source: Citi Investment Research, August 2012. Same Store Indexed Growth assumes initial investment of $100 multiplied by the annual same store NOI growth rate. 2) Source: Citi Investment Research, August 2012. Averages equal annualized quarterly same store NOI averages collected by Citi. See page 12. 3) Source: SNL Financial. Average FFO Multiple for the period calculated on a trailing 12 month basis. Multiple equals stock price divided by FFO per share. $95

$100 $105 $110 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Multifamily Averages (2) ELS Averages (2) 2001 2002 – 2011(3) 16.9x 18.2x 2012 15.8x 20.5x

Equity LifeStyle Properties

ELS vs. Multifamily (cont’d) FFO/Share and Total Return

While ELS and SNL Multifamily Index have had

FFO/Share and Total Return: 2002-2011 (1)

similar total returns, ELS has far outpaced Multifamily Index in FFO/share growth

$150 $200 $250 $300 $350

FFO/Share and Total Return (Indexed)

Notes:

Source: SNL Financial, May 2012. 1) Growth in FFO/Share and Total Return assumes initial investment of $100 multiplied by the annual FFO/Share and Total Return growth rates, respectively. Total Return assumes dividend reinvestment. $50 $100

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

ELS FFO/Share (61.2%) US REIT Multifamily FFO/Share (2.4%) ELS Total Return (234.2%) US REIT Multifamily Total Return (241.9%)

Equity LifeStyle Properties

Long Term Predictable Cash Flows Revenue (In $US millions) FFO expected to grow

$707.6 $600 $700 $800

Funds from Operations (In $US millions) (3) 40% in 2012 Over 96% of estimated 2012 revenues is comprised of property operating revenues 2011 and 2012 growth largely driven by $1.4 $250

$439.1 $467.3 $508.3 $517.3 $589.2 $0 $100 $200 $300 $400 $500 $600 2007 2008 2009 2010 2011 2012 (1)

HTA Revenue (2) 21

billion Hometown acquisition during the second half of 2011

Notes:

1) Based on Company’s estimate and represents the midpoint of a range. See the Supplemental Package.

2) Portion of Total Revenue earned or expected to be earned from properties and chattel loans acquired from Hometown. 3) See page 43 for definition of FFO and reconciliation of Net Income available for common shares to FFO. See also footnote 1 on page 16.

$92.8 $98.8 $120.4 $126.0 $147.5 $206.2 $0 $50 $100 $150 $200

2007 2008 2009 2010 2011 2012 (1)

Equity LifeStyle Properties

Steady, Predictable Revenue Streams

Property Revenue Buckets (1) Transient Seasonal Annual Annual RV MH Utility & Other Annual Right to Use

12.7% 9.4% 9.0% 62.2% 22

All Annual Revenue = 93.3%

$687M Property Operating Revenues Note:

1) Property revenue buckets reflect Company’s estimated 2012 property operating revenues.

Equity LifeStyle Properties

Manufactured Homes

Casa del Sol East – Glendale, AZ

Equity LifeStyle Properties

Resort Cottages (Park Models)

O’Connell’s—Amboy, IL

Equity LifeStyle Properties

RV Units

Green Mountain—Lenoir, NC (Thousand Trails)

Equity LifeStyle Properties

Balance Sheet Flexibility

Total Debt / Total Capitalization (1)

$344 million of

75%

Fixed Interest Coverage (2)

common equity raised in

2011

200 properties are

3.0x 51.3% 54.9% 43.9% 39.3% 41.6% 0% 25% 50%

2007 2008 2009 2010 2011

2.1x 2.2x 2.5x 2.6x 2.7x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x

2007 2008 2009 2010 2Notes: 011

1) Source: SNL Financial.

2) Fixed interest coverage equals interest expense divided by EBITDA.

Equity LifeStyle Properties

Capital Structure As of June 30, 2012 (In $US millions)

Total enterprise

value (1) is $5.6 billion

Debt to enterprise

value is 41% $380 million

undrawn line of credit Mortgage Debt,

$2,089, 37.2% Common (1),

$2,850, 50.8% 27

Notes:

1) Stock price as of 6/30/2012.2) The 8 million shares of 8.034% Series A Cumulative Redeemable Perpetual Preferred Stock outstanding can be redeemed by the Company at any time at a redemption price of $25 per share, plus accumulated and unpaid dividends. Seealso footnote 1 on page 16 for a discussion of the recent tender offer for the Series A Shares.

Term Loan, $200, 3.6% OPU’s (1), $273, 4.9% Preferred (2), $200, 3.6%

Equity LifeStyle Properties

Acquisition Overview

2011 Acquisition

$1.4 billion acquisition of 75 propertie properties

2012 estimated income from property operations of $101.3 million (1)

Note:

1) See Supplemental Package.

Equity LifeStyle Properties

Resort Homes (1)

205 manufactured home communities – $475 million, or 69%, of estimated 2012 property operating revenues

Casa del Sol Resort East – Glendale, AZ

74,100 sites

Total occupancy is 89.3% and up 164 sites since 12/31/11 (2)

Core

Core occupancy has grown for 11 consecutive quarters through 6/30/12

Core occupancy of 91.4% and up 72 sites since 12/31/11 (2)

Pine Ridge at Crestwood – Whiting, NJ

Core Community base rental income growth for the eight months ended 8/31/12 is 2.9% (3)

Notes:

1) Excludes joint venture sites.

2) As of August 31, 2012. Core Portfolio is defined for this presentation as properties acquired prior to December 31, 2011 and which are expected to be owned and operated by the Company continuously for 2011 and 2012. The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations. 3) Compared to the eight months ended August 31, 2011.

Equity LifeStyle Properties

RV Resorts (1)

172 RV resorts – $212 million, or 31%, of estimated 2012 property operating revenues

Goose Creek—Newport, NC

Total Sites = 63,900

Annual / Seasonal Sites = 30,000

Transient Sites = 9,600

Thousand Trails Sites = 24,300 (2)

• 97,300 members as of 8/31/12

– Average annual customer payments (dues) – $459

– Industry standard ratio = 10 members to 1 site

– Roughly 10,400 implied excess sites (5 to 1 ratio)

– Excess sites do not require any significant cap ex

Lake Conroe—Willis, TX

Core resort income growth for the eight months

ended 8/31/12 is 2.5% (3)

Notes:

1) Excludes joint venture sites. 2) As of August 31, 2012, 4,200 of these sites are rented on an annual basis. 2012 right-to-use annual payments (dues) are expected to be $48 million and 86+% is earned or prepaid as of 8/31/12 (comparable to August 2011 YTD) 3) Compared to the five months ended August 31, 2011.

Equity LifeStyle Properties

Customers

Equity LifeStyle Properties

Customer Demographics

U.S. Population Over Age of 50

(in millions)

20

40 60 80 100 120 70 to 74 65 to 69 60 to 64 55 to 59 50 to 54

Note:

Sources: University of Michigan’s Survey Research Center 2005, Acxiom 2009, Statistical Surveys 2011, US Census 2008.

2010 2015 2020 2025

The population of people 50 – 74 is expected to grow 24% from 2010 to 2025 ELS only needs a small percentage of this customer pool to feed its revenue streams

Equity LifeStyle Properties

Customer Demographics

Customer Pyramid by Revenue % (1)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

➡ **Transient, Seasonal and Membership RV**

➡ **Annual MH & RV**

Target Customer

- Transient RV Customer
  - 35-55 years old
- Right to Use RV and Seasonal RV Customer
  - Traditionally 55-69 years old
  - Zone Park Pass – low cost product introduced in 2010
    - 50-59 years old
- MH and Annual RV Customer
  - 65-74 years old

Note:
1) See page 22.

33

Equity LifeStyle Properties

RV Customer Acquisition Channels

RV Dealers

RV Manufacturers

Foothills West – Casa Grande, AZ

RV Service Providers

Insurance

Reservations

RV Retail Suppliers Soledad Canyon—Acton, CA

Equity LifeStyle Properties

ELS LifeStyle and Activities

Recreatio Recreation

Golf, softball, fishing, tennis, swimming, lawn bowling, bocce ball

Arts

Concerts, shows, art fairs, crafts

Education

Seminars, One Day University

Volunteerism

Consider Others, fund raising

Equity LifeStyle Properties

Customer Engagement

Engage the customer early in life, will become part of a lifestyle for the customecustomer

Our member base is loyal with over 50% having been with us 20+ years

MyRVMarket—order branded items online (1,000 sku’s)

Social Networking application

Equity LifeStyle Properties

Customer Engagement

Facebook—20,000 fans, friends of fans 4.5 milliomillion

16 likes

53 comments

Detailed

response thread

Note:

1) Facebook logo is a registered trademark of Facebook, Inc.

Equity LifeStyle Properties

Customer Engagement

Photo Contests Conducted on our Facebook Page

Pacific City—Cloverdale, OR Lake Minden—Nicolaus, TX

Equity LifeStyle Properties

Customer Engagement

Photo Contests Conducted on our Facebook Page

Snowflower—Emigrant Gap, CA Yosemite Lakes—Groveland, CA

Equity LifeStyle Properties

People

Equity LifeStyle Properties

Experienced, Proven Management and Board of Directors

Board of Directors

Samuel Zell - Chairman of the Board, Director since 1993, purchased the Company's predecessor in 1983

Howard Walker - Vice-Chairman of the Board and Director since 1997 (Former CEO)

Philip Calian - Director since 2005

David Contis - Director since 2009

Thomas Dobrowski - Director since 1993

Sheli Rosenberg - Director since 1996

Gary Waterman - Director since 1993

Executive Officers

Thomas Heneghan - Chief Executive Officer and member of the Board of Directors *(with ELS since 1995)*. Previous roles at ELS: President, Chief Operating Officer ("COO"), Chief Financial Officer and Treasurer.

Marguerite Nader - President and Chief Financial Officer *(with ELS since 1993)*. Previous roles at ELS: Executive Vice President ("EVP") of New Business Development, EVP of Sales and Marketing.

Roger Maynard - Executive Vice President of Asset Management *(with ELS since 1997)*. Previous roles at ELS: EVP and COO, Regional Vice President.

41

ELS

Equity LifeStyle Properties

Organizational Overview

Regional

- 2 Regional Offices
  - Tampa, FL
  - Phoenix, AZ
- Property Management
  - 3 Senior Vice Presidents
    - Average 19+ years at ELS/Thousand Trails
    - Average 26+ years in MH/RV business
  - 6 Vice Presidents
    - Average 9+ years at ELS
- Asset Management
  - Vice President
    - 8+ years at ELS
  - Senior Regional Construction Manager
    - 9+ years at ELS
  - Environmental Engineer
    - 4+ years at ELS

Corporate

- Administrative
  - Accounting
    - SVP of Finance and Treasurer - 18+ years at ELS
    - SVP and CAO – 25+ years of experience in public accounting, joined ELS in 2012
    - 4 VP's / Directors - Average 7+ years at ELS/Thousand Trails
    - Compliance Officer – 17+ years at ELS
  - Financial Planning
    - VP of Investor Relations and Financial Planning - 18+ years at ELS
    - Director of Financial Planning - 17+ years at ELS
  - Human Resources
    - VP - 18+ years at ELS
  - Information Technology
    - VP and Chief Information Officer – 4+ years at ELS
    - Director of IS Operations - 11+ years at ELS
  - Legal
    - SVP and General Counsel - 4+ years at ELS
    - VP of Legal – 29+ years at ELS/Thousand Trails
- Sales & Marketing
  - President of sales subsidiary – 8+ years at ELS/Thousand Trails
  - 2 Senior VP's and 1 VP – Average 9+ at ELS/Thousand Trails
  - 3 Senior Directors of Marketing – Average 13+ years at ELS/Thousand Trails
  - 2 Call Center Directors / Managers – Average 15+ years at ELS/Thousand Trails
- Acquisitions / Dispositions
  - Senior VP of Asset Management & Investments - 6+ years at ELS

42

Non GAAP Financial Measures

Funds from Operations (“FFO”) is a non-GAAP financial measure. The Company believes that FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), is generally an appropriate measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performancenot performance. The Company defines FFO as net income, computed in accordance with GAAP, excluding gains or actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company receives up-front non-refundable payments from the entry of rightto- use contracts. In accordance with GAAP, the upfront non-refundable payments and related commissions are deferred and amortized over the estimated customer life. Although the NAREIT definition of FFO does not address the treatment of nonrefundable right-to-use payments, the Company believes that it is appropriate to adjust for the impact of the deferral activity in its calculation of FFO. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or actual or estimated losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. The Company believes that the adjustment to FFO for the net revenue deferral of upfront non-refundable payments and expense deferral of right-to-use contract commissions also facilitates the comparison to other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT’s operating performance. The Company computes FFO in accordance with its interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of the Company’s financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of the Company’s liquidity, nor is it 43 indicative of funds available to fund its cash needs, including its ability to make cash distributions.

Net Income to FFO Reconciliation (In $US millions)

Computation of funds from operations:	2007	2008	2009	2010	2011	2012 (1)
Net income available for common shares	32.1	18.3	34.0	38.4	22.8	47.3
Income allocated to common OP units	7.7	4.3	6.1	5.9	3.1	4.5
Series B Redeemable Preferred Stock Dividends	0.0	0.0	0.0	0.0	0.5	0.0
Right-to-use contract upfront payments, deferred, net	0.0	10.6	18.9	14.9	11.9	5.5
Right-to-use contract commissions, deferred, net	0.0	(3.6)	(5.7)	(5.5)	(4.8)	(2.4)
Depreciation on real estate assets and other	63.6	66.2	69.0	68.1	80.0	98.9
Depreciation on rental homes	0.0	1.2	2.4	2.8	4.3	6.1
Amortization of in-place leases	0.0	0.0	0.0	0.0	28.5	45.1
Depreciation on unconsolidated joint ventures	1.4	1.8	1.3	1.2	1.2	1.2
(Gain) loss on real estate	(12.0)	0.1	(5.5)	0.2	0.0	0.0
Funds from operations	92.8	98.8	120.4	126.0	147.5	206.2

Note:

(1)	2012 amounts are the midpoint of an estimated range. See Supplemental Package.